UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report - August 10, 2005

                              CH ENERGY GROUP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

NEW YORK                        0-30512                         14-1804460
--------                        -------                         ----------
(State or other          (Commission File Number)            (IRS Employer
 jurisdiction of                                              Identification
 incorporation)                                               Number)

284 South Avenue, Poughkeepsie, New York                        12601-4879
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (845) 452-2000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

On August 5, 2005, CH Energy Group, Inc. ("Energy Group") adopted an amendment to the CH Energy Group, Inc. Change-of-Control Severance Policy (the "Central Hudson Policy"), effective as of August 1, 2005.

The Central Hudson Policy provides that a participant would be entitled to certain severance benefits if, in connection with or within two years following a "change-of-control," Energy Group or its affiliates terminate the participant's employment without "cause" or the participant terminates his employment with Energy Group or its affiliates for "good reason".

Prior to the amendment, the Central Hudson Policy applied to all non-union employees of Central Hudson Gas & Electric Corporation, other than those covered by a change-of-control employment agreement with Energy Group ("Employment Agreement"), and six designated employees of Central Hudson Enterprises Corporation and CH Resources, Inc. Severance benefits ranged from a minimum of three weeks to a maximum of 104 weeks of base salary, depending upon salary grade and length of service, plus two years of continued welfare benefits.

As a result of the amendment, the Central Hudson Policy only applies to non-union employees of Central Hudson Gas & Electric Corporation, other than those covered by an Employment Agreement. The maximum severance benefit is reduced from 104 weeks to 52 weeks of compensation (including base salary and an annual bonus prorated on a weekly basis), and the period of continued welfare benefits is reduced from two years to one year. Finally, the Central Hudson Policy was extended for a five-year period, so that it is scheduled to expire on August 1, 2010, unless a "change-of-control" occurs before such date. The downward adjustment in severance benefits is consistent with the reduction in benefits available to Energy Group's executive officers under their Employment Agreements, which were amended on May 27, 2005 and summarized in a Form 8-K filed on June 2, 2005.

On August 5, 2005, Energy Group also adopted the CH Energy Group, Inc. Change-of-Control Severance Policy for Griffith and SCASCO employees (the "Griffith and SCASCO Policy"), which is substantially similar to the amended Central Hudson Policy, except that it applies to seventeen employees holding certain titles with Griffith Energy Services, Inc. or SCASCO, Inc.

The foregoing description of the amendment to the Central Hudson Policy and the Griffith and SCASCO Policy is qualified in its entirety by references to the full text of the amended plan documents, which are filed as Exhibits 10(iii)(38) and 10(iii)(39) hereto and incorporated by reference.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits

10(iii)(38)       CH Energy Group, Inc. Change-of-Control Severance Policy, as
                  amended, effective as of August 1, 2005

10(iii)(39)       CH Energy Group, Inc. Change-of-Control Severance Policy for
                  Griffith and SCASCO employees, effective as of August 1, 2005

Statements included in this current Report and the documents incorporated by reference which are not historical in nature are intended to be and are hereby identified as "forward-looking statements" for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Forward-looking statements may be identified by words including "anticipates," "believes," "projects," "intends," "estimates," "expects," "plans," "assumes," "seeks," and similar expressions.

Forward-looking statements including, without limitation, those relating to Registrants' future business prospects, revenues, proceeds, working capital, liquidity, income, and margins, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, due to several important factors including those identified from time to time in the forward-looking statements. Those factors include, but are not limited to: weather; energy supply and demand; fuel prices; interest rates; potential future acquisitions; developments in the legislative, regulatory and competitive environment; market risks; electric and natural gas industry restructuring and cost recovery; the ability to obtain adequate and timely rate relief; changes in fuel supply or costs including future market prices for energy capacity and ancillary services; the success of strategies to satisfy electricity, natural gas, fuel oil, and propane requirements; the outcome of pending litigation and certain environmental matters, particularly the status of inactive hazardous waste disposal sites and waste site remediation requirements; and certain presently unknown or unforeseen factors, including, but not limited to, acts of terrorism. Registrants undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. Given these uncertainties, undue reliance should not be placed on the forward-looking statements.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CH ENERGY GROUP, INC.
                                                (Registrant)


                                      By:           /s/  Donna S. Doyle
                                         -----------------------------------
                                                     DONNA S. DOYLE
                                      Vice President - Accounting and Controller

Dated:    August 10, 2005

                                  Exhibit Index

Exhibit No.                                 Description

10(iii)(38)       CH Energy Group, Inc. Change-of-Control Severance Policy, as
                  amended, effective as of August 1, 2005

10(iii)(39)       CH Energy Group, Inc. Change-of-Control Severance Policy for
                  Griffith and SCASCO employees, effective as of August 1, 2005